Growth and Income Funds - 1997 Annual Report

[LOGO]

GROWTH AND INCOME FUNDS

1997 Annual Report

GROWTH AND INCOME FUND

BALANCED FUND


INSIDE: ACTION OR REACTION --

Which Guides Your Approach to Investing?


[PICTURE]

[LOGO]


CONTENTS

President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . 25
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . 26
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

GROWTH AND INCOME FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . .4
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . 10
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 22

BALANCED FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . .7
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . 10
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . 23

This report is intended for shareholders of Growth and Income Fund and Balanced Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

ACTION
--------------------------------------------------------------------------------

WHICH GUIDES YOUR APPROACH TO INVESTING?
The market soars 150 points. The market plummets 150 points. One financial commentator urges investors to sell stocks and buy bonds. Another promotes a "can't miss" investment opportunity. One thing is for sure -- in today's financial markets, it's easy to get the impression that investment experts possess a secret formula for success. Yet many successful investors realize there are no short-term secrets to investing. While others heed market soothsayers and prophets, savvy investors work with investment professionals who help them remain calm in the face of volatility. Guided by long-term investment plans rather than by emotions, these investors stay the course while others react to the latest trend. More important, successful investors employ several time-tested investment strategies to help reach their goals, including diversification and systematic investing.*


--------------------------------------------------------------------------------
WALL STREET'S WILD RIDE
--------------------------------------------------------------------------------
Dow Jones Industrial Average

[EDGAR REPRESENTATION OF GRAPH]


Dow Jones Industrial Average

                    8/1                 8194
                    8/4                 8198
                    8/5                 8188
                    8/6                 8259
High                8/6/97             8,259
                    8/7                 8188
                    8/8                 8031
                    8/11                8062
                    8/12                7961
                    8/13                7928
                    8/14                7942
                    8/15                7695
                    8/18                7803
                    8/19                7918
                    8/20                8021
                    8/21                7894
                    8/22                7888
                    8/25                7860
                    8/26                7782
                    8/27                7787
                    8/28                7694
                    8/29                7622
                    9/2                 7880
                    9/3                 7895
                    9/4                 7867
                    9/5                 7822
                    9/8                 7835
                    9/9                 7852
                    9/10                7719
                    9/11                7661
                    9/12                7743
                    9/15                7721
                    9/16                7896
                    9/17                7886
                    9/18                7923
                    9/19                7917
                    9/22                7997
                    9/23                7970
                    9/24                7907
                    9/25                7848
                    9/26                7922
                    9/29                7991
                    9/30                7945
                    10/1                8016
                    10/2                8028
                    10/3                8039
                    10/6                8100
                    10/7                8178
                    10/8                8095
                    10/9                8061
                    10/10               8045
                   10/13                8072
                   10/14                8096
                   10/15                8058
                   10/16                7939
                   10/17                7847
                   10/20                7921
                   10/21                8060
                   10/22                8035
                   10/23                7848
                   10/24                7715
                   10/27                7161
Low                10/27/97            7,161
                   10/28                7498
                   10/29                7507
                   10/30                7382
                   10/31                7442



Source: Bloomberg. The Dow Jones industrial average is a price-weighted average of the 30 largest blue-chip stocks on the New York Stock Exchange.


DO YOUR EXPECTATIONS REFLECT MARKET REALITIES?
Investors' expectations have risen with the market -- and are in sharp contrast to market realities. In the words of Federal Reserve Chairman Alan Greenspan, there is an "irrational exuberance" based on unprecedented growth in recent years. During the past few years, returns -- especially from stocks -- have been much higher than at any other time in history. The chart below shows long-term returns of various securities compared to the highly inflated results of the past year.

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SHORT-TERM RETURNS VS. LONG-TERM RETURNS THROUGH SEPTEMBER 30, 1997
--------------------------------------------------------------------------------
The past year has provided investors with unusually high returns


                              THE PAST YEAR                PAST 71 YEARS
                              total return             average annualized
                                                      total return, 1926-1997

Large-Company Stocks              40.49%                       10.98%
Long-Term Corporate Bonds         12.67%                        5.67%

Source: Ibbotson Associates. Past performance does not guarantee future results. Stocks generally exhibit more volatility than bonds.



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

OR  REACTION:
--------------------------------------------------------------------------------

What actions do successful investors take to weather the market's normal ups and downs? First, they realize that markets move in cycles. In addition, they diversify their holdings among a mix of funds that mirror their investment objectives and risk tolerance and continue to purchase fund shares systematically. By investing regularly* -- consistently buying shares through market fluctuations -- educated investors steadily increase the number of shares they own, while evening out their average cost per share over time.

THE MISGUIDED REACTIVE INVESTOR
The reactive investor believes that a shortcut to success is to chase today's best-performing funds. After all, what could go wrong when you invest in these winners? Plenty. The lure of a quick profit could fade to the reality of poor returns for reactive investors who buy in at the peak of a fund's rally. They often buy when prospects look bright and sell when prices drop -- behavior that can devastate an investor's returns even while the market makes solid gains.

In contrast, educated investors don't succumb to emotions that could undermine rational decisions. They're aware that few, if any, mutual funds can significantly outperform their peers year after year. They also realize that long-term investing helps reduce volatility. A buy-and-hold philosophy protects investors against wild swings triggered by short-term market fluctuations -- and helps them sleep better at night, too.

IT'S A FACT: INVESTORS PROFIT FROM THEIR ACTIONS,
NOT THEIR REACTIONS
If you want to be successful in the financial marketplace, don't be swayed by emotions or speculation. Keep in mind that markets change daily, yet your goals may not change for years. Work with your Piper Jaffray Investment Executive to develop an investment plan or to fine-tune your investment strategies as your objectives change. A professional can help you ignore short-term volatility and focus on long-term results. Your actions -- not your reactions -- ultimately represent the difference between getting by ... and getting ahead.

*Keep in mind, investing regularly does not assure a profit and does not protect against loss in declining markets.

TAKE THE GUESSWORK OUT OF INVESTING WITH THESE TRIED-AND-TRUE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

X GET AN INVESTMENT PLAN An investment plan maps out your goals and identifies effective ways to pursue them.

X INVEST SYSTEMATICALLY* Systematic investing is an effective way to build wealth over time and helps you avoid hitting only market peaks and valleys.

X DIVERSIFY Diversification helps reduce volatility within your portfolio and may also give you better long-term results.

X REASSESS YOUR RISK TOLERANCE Life's events may affect the amount of risk that's comfortable.

A "BUY-AND-HOLD" PHILOSOPHY HELPS REDUCE YOUR RISK
--------------------------------------------------------------------------------
Your chance of losing money decreases the longer you hold stocks

[EDGAR REPRESENTATION OF GRAPH]

HOLDING STOCKS FOR ONE YEAR                                                  29%
HOLDING STOCKS FOR FIVE YEARS                                                11%
HOLDING STOCKS FOR 10 YEARS                                                   3%


Source: Based on rolling annual returns of the S&P 500 Index through 1996. The S&P 500 is an unmanaged index of large-capitalization stocks. Past performance does not guarantee future results.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
PAUL A. DOW, CFA
--------------------------------------------------------------------------------
President
Piper Funds

Paul Dow, Chief Investment Officer, was named CEO of Piper Capital Management effective October 1, 1997. He has therefore stepped down as one of the lead portfolio managers for Growth and Income Fund and Balanced Fund.



November 17, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

An athlete is sometimes said to be "in the zone." That's the time when the difficult seems easy, the fast seems slow; essentially, the time when everything comes together and performance soars. For the past few years, the investment environment has been in the zone. The economy has maintained a steady growth rate without increasing inflationary pressures. In fact, economic prognosticators have consistently underestimated growth and overestimated inflation -- traditionally considered an impossible feat.

This robust economic environment, supplemented by company earnings that have grown at even faster rates than the economy due to widening profit margins, has provided extraordinary returns for equity investors. As you can see in the chart below, the Dow Jones Industrial Average appreciation in recent years has been far above the normal experience of the past 100 years. In fact, the past 15- and 20-year periods are in the top one percentile of all periods.

The most significant event for the stock market during the funds' fiscal year was the shift in performance leadership from large stocks to small- and mid-cap stocks. In the first six months of the fiscal year, small- and mid-cap stock returns (as measured by S&P's SmallCap 600 and MidCap 400 indexes) were -0.18% and 4.48%, compared to 11.23% for the S&P 500 Index. In the second half of the fiscal year, small- and mid-cap stocks surged ahead with returns of 37.22% and 33.13%, compared to 26.25% for large-company stocks.** With this outstanding performance, small- and midsize company stocks' fiscal year returns through September 30 closed the gap with large-company stock returns, as shown below. It appears the prolonged period of only the largest stocks providing the highest returns has ended, and investors are focusing more on companies selling at attractive relative values.

--------------------------------------------------------------------------------
THE DOW JONES INDUSTRIAL AVERAGE
CAPITAL APPRECIATION*
--------------------------------------------------------------------------------
                                                              Median Annualized
                                        Annualized            Appreciation for
                                       Appreciation            Rolling Periods
                                      as of 8/29/97              Since 1896

3 years                                 24.9%                         5.8%
10 years                                11.1%                         3.9%
15 years                                15.3%                         4.1%
20 years                                11.5%                         3.5%


* The Dow Jones Industrial Average is a price-weighted average of the 30 largest blue-chip stocks on the New York Stock Exchange. Performance does not include reinvested dividends. Past performance does not guarantee future results.

Sources: Dow Jones & Company; Crandall, Pierce & Company


TOTAL RETURNS (INCLUDING REINVESTED DISTRIBUTIONS)**
--------------------------------------------------------------------------------
For the fiscal year ended September 30, 1997

[EDGAR REPRESENTATION OF GRAPH]

S&P SmallCap 600 Index                                                  36.98%
S&P MidCap 400 Index                                                    39.09%
S&P 500 Index                                                           40.45%

The S&P 600, 400 and 500 indexes are unmanaged indexes of small-, mid- and large-capitalization stocks, respectively. Performance includes no expenses or transaction charges.

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                                 2  1997 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

Fixed income investors have also fared well, from a historical perspective, yet not without setbacks. Fixed income returns have been helped by steadily declining inflation expectations. Non-government issues have further benefited from investors' increasing degree of comfort with credit risk. As a result, the amount of additional yield required by investors to take on credit risk has declined to levels not seen since the late 1960s. This is a normal occurrence during a period of economic growth, but is not sustainable permanently.

At this time of high valuations and buoyant investor confidence, it is particularly important to be watchful of significant changes that may alter the markets. A negative event in the marketplace would likely bring on a period of lower performance.

During the past few months, several events developed that could alter the generally positive condition of the investment environment. The aftermath of the UPS strike could have an effect on corporate profit margins, as the strength of labor improves while the labor pool is shrinking. The recently publicized Boeing and Union Pacific production and transportation backlogs could indicate an economy that is reaching some stress points. Most significantly, the turmoil in Asia recently has spread to U.S. markets, causing a high level of volatility. The decline in Asian currencies and the high level of excess manufacturing capacity could bring increasing competitive pressures on U.S. companies, threatening their strong earnings growth. So far, none of these events appear significant enough to change our overall view of continued slow inflation and a growing economy. However, the Asian situation is the biggest challenge to "the zone" yet.

When markets change, it is important to clearly understand, and be disciplined in, your investment strategy. At Piper Funds, we believe that maintaining sound, disciplined investment strategies is essential to achieving consistent, competitive performance in an ever-changing environment. We also believe in providing a higher level of quality service to shareholders. That means going the extra step to make sure you understand your investments. Take a look at the fund prospectus that accompanies this shareholder report. We've revised it to make it simpler and easier to read. We hope the information in your new prospectus, and in this shareholder report, is useful to you, and we look forward to continuing to provide you with exceptional service. Thank you for your continued confidence in the Piper Funds family.

Sincerely,


/s/  Paul A. Dow

Paul A. Dow
President, Piper Funds


** Past performance does not guarantee future results. Small- and mid-capitalization stocks are more volatile than stocks of larger companies. They often involve higher risks because they lack the management expertise, operating history, financial resources, product diversification and competitive strengths of larger companies.



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                                 3  1997 Annual Report - Growth and Income Funds

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[PHOTO]
STEVE MARKUSEN, CFA
shares responsibility for the management of Growth and Income Fund. He has 13 years of financial experience.
--------------------------------------------------------------------------------




November 17, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, GROWTH AND INCOME FUND CLASS A RETURNED 31.87%,* WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE SALES CHARGE. These results were below the 35.76% return for the Lipper Growth and Income Funds Average.+ Although the fund's investments in the energy, retail and financial sectors*** performed well, the fund lagged the Lipper average during the second half of the fiscal year. This was primarily due to the fund's underexposure to financial stocks, which performed well during the second half of the fiscal year, and its higher average market capitalization*** versus the average growth and income fund.

WHILE THE FUND'S RECENT PERFORMANCE IS BELOW OUR GOALS, WE ARE COMMITTED TO GENERATING CONSISTENT, COMPETITIVE PERFORMANCE OVER A LONGER TERM. Our investment process involves identifying large, attractively valued companies that we believe offer above-average earnings and dividend growth potential or are undervalued in the marketplace. During the past three years, the fund returned an average annualized 26.61% to class A shareholders (with distributions reinvested and not including sales charges), compared to a 25.46% average annualized return for the Lipper average.

--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF GRAPH]

        Growth and Income Fund        S&P 500 Index**   Lipper Growth and Income
       Class A, reflects the fund's                     Funds Average+
       maximum 4% sales charge
7/92                9,600                   10,000            10,000
7/92                9,715                   10,000            10,000
8/92                9,504                    9,795             9,802
9/92                9,610                    9,910             9,917
10/92               9,446                    9,945             9,978
11/92               9,677                   10,283            10,352
12/92               9,751                   10,409            10,523
1/93                9,692                   10,496            10,650
2/93                9,789                   10,639            10,741
3/93                9,934                   10,864            11,028
4/93                9,788                   10,601            10,830
5/93                9,983                   10,885            11,084
6/93                9,886                   10,917            11,141
7/93                9,886                   10,873            11,144
8/93               10,218                   11,285            11,551
9/93               10,130                   11,199            11,551
10/93              10,326                   11,431            11,720
11/93              10,287                   11,322            11,558
12/93              10,347                   11,459            11,824
1/94               10,685                   11,848            12,204
2/94               10,377                   11,527            11,961
3/94                9,987                   11,024            11,472
4/94               10,047                   11,165            11,593
5/94               10,267                   11,349            11,699
6/94               10,005                   11,070            11,437
7/94               10,296                   11,434            11,754
8/94               10,598                   11,903            12,204
9/94               10,386                   11,612            11,930
10/94              10,487                   11,873            12,052
11/94              10,214                   11,440            11,606
12/94              10,463                   11,610            11,725
1/95               10,647                   11,911            11,902
2/95               11,076                   12,375            12,346
3/95               11,436                   12,740            12,656
4/95               11,806                   13,116            12,964
5/95               12,289                   13,640            13,390
6/95               12,444                   13,957            13,683
7/95               12,733                   14,419            14,151
8/95               12,815                   14,456            14,257
9/95               13,379                   15,066            14,703
10/95              13,410                   15,012            14,515
11/95              14,093                   15,671            15,139
12/95              14,410                   15,973            15,378
1/96               14,769                   16,516            15,803
2/96               14,790                   16,670            16,025
3/96               15,180                   16,830            16,220
4/96               15,392                   17,078            16,492
5/96               15,731                   17,519            16,797
6/96               15,784                   17,585            16,754
7/96               15,084                   16,808            16,048
8/96               15,338                   17,163            16,501
9/96               15,996                   18,129            17,256
10/96              16,442                   18,629            17,607
11/96              17,533                   20,037            18,766
12/96              17,294                   19,640            18,567
1/97               18,037                   20,867            19,398
2/97               18,082                   21,031            19,512
3/97               17,384                   20,167            18,821
4/97               17,968                   21,371            19,531
5/97               18,942                   22,672            20,725
6/97               19,563                   23,687            21,536
7/97               21,192                   25,570            23,134
8/97               20,148                   24,138            22,342
9/97               21,094                   25,461            23,479


** An unmanaged index of large-capitalization stocks that includes no expenses or transaction charges.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.



--------------------------------------------------------------------------------
Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge

One Year                                                               26.59%
--------------------------------------------------------------------------------
Five Year                                                              16.07%
--------------------------------------------------------------------------------
Since Inception (7/27/92)                                              15.50%
--------------------------------------------------------------------------------

Class B and Y Cumulative Total Returns
Class B share returns include the fund's maximum 4% contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B Since Inception (2/18/97)                                       9.93%
--------------------------------------------------------------------------------
Class Y Since Inception (2/18/97)                                      14.51%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.
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                                 4 1997 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

[PHOTO]
BRENT MELLUM, CFA
shares responsibility for the management of Growth and Income Fund. He has three years of financial experience.
--------------------------------------------------------------------------------


DURING 1997, THE FUND BENEFITED FROM GOOD STOCK SELECTIONS AS SEVERAL LARGE-COMPANY HOLDINGS GENERATED STRONG RETURNS. Ford Motor (3.3% of the fund's total assets as of September 30, 1997) was a strong performer due to a dramatic earnings increase related to cost cutting in its North American automotive and international operations as well as investor's focus on the value of Ford's non-automotive assets. AirTouch Communications (2.4%), a wireless communications provider, was also a strong contributor as it continued to grow its subscribers and improve profitability. The Limited (2.0%), an apparel retailer, produced a strong return due to its growing specialty concepts and low valuation*** of its core women's apparel division.

ALTHOUGH THE FUND WAS UNDERWEIGHTED*** IN TECHNOLOGY AND FINANCIAL STOCKS, THE FUND'S ADDITIONS TO THESE SECTORS DURING 1997 ADDED TO THE FUND'S PERFORMANCE. As we wrote in the semiannual report to shareholders, we began looking for attractively priced stocks in the technology area following sharp price declines as investors became concerned about near-term earnings growth. We purchased Compaq Computer (1.9%), Hewlett Packard (2.2%) and International Business Machines (2.6%). These companies were attractively valued and offered long-term earnings and dividend growth potential. Compaq Computer, in particular, generated excellent appreciation as earnings increased due to strong PC unit growth and higher profit margins. We also added to financial stocks because they offered above-average, long-term dividend growth potential and were selling at relatively low valuations. Stocks that we purchased in this area included Associates First Capital (1.3%), U.S. Bancorp (2.0%) and General Re Corp. (1.4%).

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF GRAPH]

                                     Growth and Income Fund    S&P 500 Index**


Basic Materials                                  8%                   6%
Capital Goods & Services                         9%                  10%
Commercial Services                              0%                   1%
Consumer Durables                                5%                   3%
Consumer Non-Durables                            8%                  11%
Consumer Services                                1%                   4%
Energy                                          13%                   9%
Financial Services                              14%                  16%
Health Care                                      8%                  11%
Retail Trade                                     6%                   5%
Short-Term                                       3%                   0%
Technology                                      13%                  14%
Transportation                                   2%                   1%
Utilities                                        9%                   9%
Other Assets                                     1%                   0%

** An unmanaged index of large-capitalization stocks that includes no expenses or transaction charges.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------

As a percentage of total assets on September 30, 1997

1   Ford Motor                                                           3.3%
--------------------------------------------------------------------------------
2   General Electric                                                     2.8%
--------------------------------------------------------------------------------
3   Exxon                                                                2.7%
--------------------------------------------------------------------------------
4   International Business Machines                                      2.6%
--------------------------------------------------------------------------------
5   Intel                                                                2.5%
--------------------------------------------------------------------------------
6   BankAmerica                                                          2.5%
--------------------------------------------------------------------------------
7   AirTouch Communications                                              2.4%
--------------------------------------------------------------------------------
8   Baker Hughes                                                         2.4%
--------------------------------------------------------------------------------
9   Schlumberger Limited                                                 2.3%
--------------------------------------------------------------------------------
10  Abbott Laboratories                                                  2.3%
--------------------------------------------------------------------------------

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

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                                 5 1997 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

WE BELIEVE THE FUND WILL CONTINUE TO BENEFIT FROM ITS OVERWEIGHTING*** IN THE ENERGY SECTOR. We expect this sector to experience strong demand growth and limited supply expansion during the next several years. These positive supply/demand fundamentals should allow many of these companies to operate at high utilization rates which would expand profit margins and generate above-average earnings growth. Major energy companies, including Exxon (2.7%) and Texaco (2.1%), are attractively valued given this outlook and provide income to the fund due to above-average dividend yields. ***We also have a good representation in the oil service sector by owning Schlumberger (2.3%) and Baker Hughes (2.4%). Both companies should benefit from increased exploration and production activity to meet rising energy demand.

LOOKING FORWARD, WE BELIEVE THE ECONOMY WILL EXPAND MODERATELY AND INFLATION WILL REMAIN AT RELATIVELY LOW LEVELS. This is an ideal environment for stocks; however, we are cautious about the near-term outlook for the market. Our caution is due to high returns during the last several years along with high valuations in certain sectors of the market and the increase in volatility in recent months. We believe the fund is positioned appropriately in this environment. Our investment process continues to focus on identifying companies with above-average earnings and dividend growth potential that sell at attractive valuations or companies that are undervalued in the marketplace. We feel this process will deliver consistent, competitive performance and fulfill the fund's investment objective of current income and growth of capital and income.

Thank you for your investment in Growth and Income Fund. We appreciate the opportunity to manage your assets and help you pursue your long-term investment goals.

Sincerely,


/s/ Steve Markusen                                           /s/ Brent Mellum

Steve Markusen                                               Brent Mellum
Portfolio Manager                                            Portfolio Manager

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

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                                 6 1997 Annual Report - Growth and Income Funds

BALANCED FUND
--------------------------------------------------------------------------------

[PHOTO]
DAVID STEELE
shares responsibility for the management of the fixed income portion of Balanced Fund. He has 18 years of financial experience.
--------------------------------------------------------------------------------



November 17, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, BALANCED FUND CLASS A REGISTERED A 20.24%* TOTAL RETURN WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE SALES CHARGE. The fund underperformed the Lipper Balanced Funds Average,++ which gained 24.03%, due to our decision to maintain a 50%/50% blend of stocks and bonds during the period. We believe other balanced funds in the group had as much as 60% in stocks. Our more conservative investment approach was based on our assessment that bonds were attractively valued,*** relative to stocks. This allocation helped protect the fund against risk when stocks came under pressure in March and August due to fears of higher inflation. We continue to believe this allocation strategy will benefit the fund in the prevailing volatile stock market environment.

WHILE OUR CONSERVATIVE ALLOCATION STRATEGY DETRACTED FROM THIS YEAR'S PERFORMANCE, SEVERAL LARGE-COMPANY HOLDINGS GENERATED STRONG RESULTS. General Electric (1.2% of the fund's total assets at September 30, 1997) registered strong returns due to rising earnings as the company benefited from global economic strength and expanded profit margins. AirTouch Communications (1.5%), a wireless communications provider, continued to increase its subscribers and improve profitability, leading to


--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF GRAPH]


                  Balanced Fund              Lehman Brothers         S&P 500 Index+       Lipper Balanced
                  Class A, reflects the      Government                                  Funds Average++
                  fund's maximum             Corporate Index**
                  4% sales charge

3/87                       9,600                  10,000                 10,000               10,000
3/87                       9,581                  10,000                 10,000               10,000
4/87                       9,331                   9,911                  9,734                9,833
5/87                       9,274                   9,997                  9,691                9,834
6/87                       9,490                  10,502                  9,811               10,107
7/87                       9,654                  11,034                  9,790               10,357
8/87                       9,819                  11,446                  9,735               10,577
9/87                       9,604                  11,195                  9,526               10,388
10/87                      8,809                   8,784                  9,883                9,051
11/87                      8,534                   8,060                  9,945                8,744
12/87                      8,809                   8,673                 10,081                9,157
1/88                       9,120                   9,038                 10,427                9,485
2/88                       9,320                   9,459                 10,547                9,813
3/88                       9,052                   9,167                 10,443                9,651
4/88                       9,042                   9,268                 10,382                9,697
5/88                       8,992                   9,349                 10,313                9,675
6/88                       9,319                   9,778                 10,546               10,033
7/88                       9,299                   9,740                 10,485                9,970
8/88                       9,206                   9,410                 10,513                9,830
9/88                       9,456                   9,811                 10,743               10,105
10/88                      9,560                  10,084                 10,933               10,289
11/88                      9,415                   9,940                 10,810               10,168
12/88                      9,469                  10,114                 10,846               10,281
1/89                       9,797                  10,854                 10,991               10,704
2/89                       9,691                  10,584                 10,907               10,580
3/89                       9,765                  10,831                 10,965               10,730
4/89                      10,064                  11,393                 11,197               11,085
5/89                      10,385                  11,854                 11,473               11,426
6/89                      10,448                  11,787                 11,847               11,486
7/89                      10,945                  12,851                 12,093               12,072
8/89                      10,999                  13,102                 11,906               12,183
9/89                      10,918                  13,049                 11,958               12,163
10/89                     10,787                  12,746                 12,261               12,005
11/89                     10,863                  13,006                 12,371               12,148
12/89                     11,072                  13,318                 12,390               12,266
1/90                      10,549                  12,424                 12,220               11,726
2/90                      10,572                  12,584                 12,247               11,825
3/90                      10,577                  12,918                 12,248               11,965
4/90                      10,387                  12,595                 12,135               11,753
5/90                      11,091                  13,823                 12,487               12,436
6/90                      11,157                  13,730                 12,689               12,478
7/90                      11,067                  13,686                 12,847               12,458
8/90                      10,323                  12,449                 12,661               11,764
9/90                      10,096                  11,843                 12,766               11,425
10/90                     10,050                  11,793                 12,935               11,393
11/90                     10,529                  12,555                 13,217               11,928
12/90                     10,768                  12,905                 13,417               12,221
1/91                      11,185                  13,467                 13,567               12,658
2/91                      11,741                  14,430                 13,684               13,254
3/91                      11,956                  14,779                 13,778               13,506
4/91                      12,049                  14,814                 13,937               13,581
5/91                      12,493                  15,453                 14,002               14,015
6/91                      12,101                  14,745                 13,987               13,586
7/91                      12,466                  15,433                 14,163               14,035
8/91                      12,807                  15,798                 14,489               14,376
9/91                      12,796                  15,534                 14,792               14,373
10/91                     12,951                  15,743                 14,923               14,561
11/91                     12,570                  15,109                 15,073               14,228
12/91                     13,718                  16,837                 15,581               15,300
1/92                      13,573                  16,523                 15,350               15,183
2/92                      13,815                  16,737                 15,431               15,360
 3/92                     13,621                  16,411                 15,346               15,147
 4/92                     13,986                  16,893                 15,439               15,334
 5/92                     14,180                  16,976                 15,738               15,529
6/92                      14,132                  16,723                 15,969               15,417
7/92                      14,549                  17,406                 16,378               15,884
 8/92                     14,463                  17,050                 16,524               15,747
 9/92                     14,684                  17,250                 16,749               15,934
10/92                     14,585                  17,310                 16,492               15,913
11/92                     15,018                  17,899                 16,478               16,274
12/92                     15,180                  18,119                 16,761               16,505
1/93                      15,410                  18,271                 17,126               16,718
2/93                      15,576                  18,520                 17,483               16,915
3/93                      15,780                  18,910                 17,542               17,247
4/93                      15,535                  18,453                 17,677               17,153
5/93                      15,780                  18,947                 17,668               17,403
6/93                      15,793                  19,002                 18,069               17,586
7/93                      15,689                  18,926                 18,185               17,637
8/93                      16,116                  19,644                 18,603               18,166
9/93                      15,934                  19,493                 18,668               18,205
10/93                     16,156                  19,897                 18,745               18,419
 11/93                    16,182                  19,707                 18,533               18,152
 12/93                    16,269                  19,945                 18,615               18,457
 1/94                     16,695                  20,623                 18,894               18,956
 2/94                     16,295                  20,064                 18,482               18,558
3/94                      15,759                  19,189                 18,029               17,880
4/94                      15,786                  19,435                 17,880               17,925
5/94                      15,974                  19,754                 17,847               18,048
6/94                      15,757                  19,270                 17,806               17,765
7/94                      16,148                  19,903                 18,162               18,166
8/94                      16,446                  20,719                 18,170               18,598
 9/94                     16,093                  20,212                 17,895               18,250
10/94                     16,243                  20,666                 17,876               18,308
11/94                     15,984                  19,913                 17,843               17,870
12/94                     16,229                  20,209                 17,961               18,029
1/95                      16,521                  20,733                 18,306               18,265
2/95                      17,106                  21,541                 18,731               18,810
3/95                      17,458                  22,176                 18,856               19,152
4/95                      17,851                  22,830                 19,118               19,513
5/95                      18,525                  23,742                 19,919               20,158
6/95                      18,794                  24,294                 20,079               20,490
7/95                      19,007                  25,099                 20,000               20,909
8/95                      19,135                  25,162                 20,256               21,081
9/95                      19,598                  26,224                 20,463               21,598
10/95                     19,655                  26,130                 20,764               21,523
11/95                     20,355                  27,277                 21,107               22,237
12/95                     20,698                  27,803                 21,417               22,621
1/96                      20,968                  28,749                 21,550               23,043
2/96                      20,818                  29,016                 21,093               23,075
3/96                      21,013                  29,295                 20,916               23,187
4/96                      21,104                  29,727                 20,771               23,331
5/96                      21,270                  30,494                 20,736               23,583
6/96                      21,407                  30,610                 21,014               23,652
7/96                      20,829                  29,257                 21,062               23,057
8/96                      21,011                  29,875                 21,012               23,449
9/96                      21,589                  31,556                 21,386               24,311
10/96                     22,042                  32,426                 21,884               24,850
11/96                     23,016                  34,877                 22,286               26,034
12/96                     22,624                  34,186                 22,039               25,734
1/97                      23,214                  36,322                 22,066               26,522
2/97                      23,247                  36,607                 22,112               26,635
3/97                      22,570                  35,103                 21,849               25,895
4/97                      23,114                  37,199                 22,168               26,600
5/97                      23,839                  39,463                 22,374               27,715
6/97                      24,470                  41,231                 22,642               28,583
7/97                      26,013                  44,509                 23,335               30,210
8/97                      25,183                  42,017                 23,074               29,323
9/97                      25,960                  44,319                 23,436               30,510


** An unmanaged index of U.S. government and Treasury securities and investment-grade corporate debt securities that includes no expenses or transaction charges.

+ An unmanaged index of large-capitalization stocks that includes no expenses or transaction charges.

++ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.



--------------------------------------------------------------------------------
Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge

One Year                                                               15.43%
--------------------------------------------------------------------------------
Five Year                                                              11.15%
--------------------------------------------------------------------------------
Ten Year                                                               10.00%
--------------------------------------------------------------------------------
Since Inception (3/16/87)                                               9.46%
--------------------------------------------------------------------------------

Class B Cumulative Total Returns
Includes the fund's maximum 4% contingent deferred sales charge

Since Inception (2/18/97)                                               5.08%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Neither safety of principal nor stability of income is guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

--------------------------------------------------------------------------------

                                 7  1997 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

[PHOTO]
STEVE MARKUSEN, CFA
is primarily responsible for the management of the equity portion of Balanced Fund. He has 13 years of financial experience.
--------------------------------------------------------------------------------


excellent appreciation. Carnival (0.9%), the world's largest operator of pleasure cruises, registered strong gains due to increased capacity and profit margins that pushed earnings higher.

OUR DECISION TO OVERWEIGHT*** ENERGY STOCKS CONTRIBUTED FAVORABLY TO THE FUND'S PERFORMANCE. Energy stocks fared well primarily because of increased demand and limited supply expansion that pushed earnings higher. The fund enjoyed solid investment results from some of its top holdings in this sector,*** most notably Exxon (1.1%), the world's leading oil company, Transocean Offshore (1.0%), a deep water exploration company, and Schlumberger (2.2%), the world's leading oil services company. We believe the positive supply/demand scenario will continue during the next 12 months. This should allow energy companies to increase earnings, leading to enhanced stock performance.


THE FUND ALSO BENEFITED FROM ITS INCREASED EXPOSURE TO HOLDINGS IN THE FINANCIAL AND TECHNOLOGY SECTORS DURING 1997. Purchases in the financial sector included American International Group (0.8%) and U.S. Bancorp (0.8%). Both companies continued to increase earnings as valuations*** remained attractive. U.S. Bancorp, after its merger with First Bank Systems, has a bright outlook due to cost reductions and revenue enhancements that we expect as a result of the merger. Technology stocks experienced a substantial price correction*** during the first part of 1997 that allowed us to buy at attractive prices. Stocks the fund purchased included International Business Machines (1.1%), Compaq Computer (0.9%) and Oracle (0.6%). These companies should benefit from rising technology use.

THE PERFORMANCE OF THE BOND PORTION OF THE FUND BENEFITED FROM OUR STRATEGIC DECISIONS THROUGHOUT THE FISCAL YEAR. Early in the period, we realized strong performance due to our overweighted position in mortgage-backed securities, which outperformed the bond market. Our decision to overweight the fund in corporate bonds later in the fiscal year also helped performance, as these securities recorded above-average investment results during the last three months of the period. Also contributing to the

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

As a percentage of total assets on September 30, 1997

STOCKS 51%                       BONDS 48%

Basic Materials 4%               U.S. Treasury Securities 14%

Capital Goods & Services 5%      Corporate Bonds 14%

Consumer Durables 2%             U.S. Agency Fixed Rate
                                 Mortgage-Backed Securities 6%

Consumer Non-Durables 4%         U.S. Agency Adjustable Rate
                                 Mortgage-Backed Securities 1%

Consumer Services 1%             Private Fixed Rate CMOs 3%

Energy 7%                        U.S. Agency CMOs 2%

Financial Services 8%            Asset-Backed Securities 2%

Health Care 5%                   U.S. Agency Fixed Debentures 6%

Retail Trade 3%                  OTHER ASSETS 1%

Technology 7%

Transportation 1%

Utilities 4%






TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997


1    Schlumberger Limited                                                 2.2%
--------------------------------------------------------------------------------
2    Norwest                                                              2.1%
--------------------------------------------------------------------------------
3    FNMA (Fannie Mae)                                                    2.0%
--------------------------------------------------------------------------------
4    Merck & Co.                                                          1.8%
--------------------------------------------------------------------------------
5    AirTouch Communications                                              1.5%
--------------------------------------------------------------------------------
6    Sears, Roebuck and Co.                                               1.4%
--------------------------------------------------------------------------------
7    AlliedSignal                                                         1.4%
--------------------------------------------------------------------------------
8    Burlington Northern Santa Fe                                         1.4%
--------------------------------------------------------------------------------
9    Baker Hughes                                                         1.3%
--------------------------------------------------------------------------------
10   Procter & Gamble                                                     1.3%
--------------------------------------------------------------------------------



*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                 8  1997 Annual Report - Growth and Income Funds

--------------------------------------------------------------------------------

[PHOTO]
BRUCE SALVOG
shares responsibility for the management of the fixed income portion of Balanced Fund. He has 27 years of financial experience.
--------------------------------------------------------------------------------


fund's performance was our decision to maintain a neutral-to-defensive effective duration*** compared to our benchmark when interest rates rose in March. On March 25, the Federal Reserve raised short-term interest rates for the first time in two years in a pre-emptive strike against inflation. By late April, long Treasury yields had risen above 7%, so we adopted a more aggressive duration posture. That decision proved beneficial as rates declined during ensuing months.

OUR OUTLOOK FOR THE STOCK AND BOND MARKETS IS CAUTIOUSLY OPTIMISTIC. The economic and corporate environment for equities couldn't be better, considering inflation is under control and corporate profits, on balance, have been good. But stock market valuations are at historically high levels, which could become a problem for stock prices should inflation exceed analysts' expectations and corporate profits begin to weaken. As for bonds, the continuing threat of another rate hike by the Federal Reserve may cause yields to rise in the near-term. But we believe bonds, in general, are fairly valued and should continue to perform well in the coming months. Given this forecast, we expect to maintain our 50%/50% asset allocation,*** focusing primarily on high-quality stocks that meet our strict investment criteria and bonds that are attractively priced compared to other fixed income securities. Since we believe inflation will remain under control, we intend to increase the fund's duration compared to its benchmark if interest rates move significantly higher in the near term.

Thank you for your investment in Balanced Fund. We remain committed to providing you with quality service and look forward to helping you achieve your financial goals.

Sincerely,



/s/ David Steele          /s/ Steve Markusen          /s/ Bruce Salvog

David Steele              Steve Markusen              Bruce Salvog
Portfolio Manager         Portfolio Manager           Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                 9  1997 Annual Report - Growth and Income Funds

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1997
 ................................................................................

                                                               GROWTH AND
                                                                 INCOME         BALANCED
                                                                  FUND            FUND
                                                              -------------   ------------
ASSETS:
Investments in securities at market value* (note 2)
  (including repurchase agreements of $5,019,000 and
  $142,000, respectively) ..................................  $144,173,744    $48,663,406
Cash in bank on demand deposit .............................        30,030        257,954
Receivable for investment securities sold ..................       619,704             --
Receivable for fund shares sold ............................       338,944         33,485
Dividends and accrued interest receivable ..................       161,846        329,998
                                                              -------------   ------------
  Total assets .............................................   145,324,268     49,284,843
                                                              -------------   ------------

LIABILITIES:
Payable for investment securities purchased ................     2,934,179             --
Payable for fund shares redeemed ...........................       371,848        332,272
Accrued investment management fee ..........................        83,312         30,158
Accrued distribution and service fees ......................        35,898         13,692
Other accrued expenses .....................................         5,053             --
                                                              -------------   ------------
  Total liabilities ........................................     3,430,290        376,122
                                                              -------------   ------------
  Net assets applicable to outstanding capital stock .......  $141,893,978    $48,908,721
                                                              -------------   ------------
                                                              -------------   ------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $ 83,026,903    $34,276,471
Undistributed net investment income ........................         3,184         16,482
Accumulated net realized gain on investments ...............    12,178,065      3,100,699
Unrealized appreciation of investments .....................    46,685,826     11,515,069
                                                              -------------   ------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $141,893,978    $48,908,721
                                                              -------------   ------------
                                                              -------------   ------------

  * Investments in securities at identified cost ...........  $ 97,487,918    $37,148,337
                                                              -------------   ------------
                                                              -------------   ------------

NET ASSET VALUE AND OFFERING PRICE:
CLASS A (NOTE 1):
  Net assets ...............................................  $127,063,830    $48,871,577
  Shares outstanding (authorized four billion shares of
    $0.01 par value): ......................................     6,917,087      3,145,651
  Net asset value ..........................................  $      18.37    $     15.54
  Maximum offering price per share (net asset value plus 4%
    of offering price) .....................................  $      19.14    $     16.19
CLASS B:
  Net assets ...............................................  $    904,550    $    37,144
  Shares outstanding (authorized two billion shares of $0.01
    par value): ............................................        49,355          2,395
  Net asset value and offering price per share .............  $      18.33    $     15.51
CLASS Y:
  Net assets ...............................................  $ 13,925,598             --
  Shares outstanding (authorized one billion shares of $0.01
    par value): ............................................       758,360             --
  Net asset value and offering price per share .............  $      18.36             --

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

10                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Year Ended September 30, 1997
 ................................................................................

                                                               GROWTH AND
                                                                 INCOME        BALANCED
                                                                  FUND           FUND
                                                              ------------   -------------
INCOME:
Dividends (net of foreign withholding taxes of $4,736 and
  $740, respectively) ......................................  $ 2,368,529    $    414,742
Interest ...................................................      383,536       1,631,148
                                                              ------------   -------------

  Total income .............................................    2,752,065       2,045,890
                                                              ------------   -------------

EXPENSES (NOTE 5):
Investment management fee ..................................      901,743         362,819
Distribution and service fees:
  CLASS A ..................................................      582,629         241,820
  CLASS B ..................................................        2,863             154
  CLASS Y ..................................................           --              --
Custodian and accounting fees ..............................      108,170          62,395
Transfer agent and dividend disbursing agent fees ..........       87,377          51,452
Registration fees ..........................................       52,697          36,653
Reports to shareholders ....................................       35,892          28,238
Amortization of organization costs .........................       13,225              --
Directors' fees ............................................        7,968           7,968
Audit and legal fees .......................................       37,989          37,989
Other expenses .............................................       13,348           9,126
                                                              ------------   -------------
  Total expenses ...........................................    1,843,901         838,614
    Less Class A expenses waived by the distributor ........     (186,386)        (77,389)
    Less expenses waived by the adviser ....................      (34,832)       (110,881)
                                                              ------------   -------------

  Net expenses before expenses paid indirectly .............    1,622,683         650,344
    Less expenses paid indirectly ..........................          (33)           (187)
                                                              ------------   -------------

  Total net expenses .......................................    1,622,650         650,157
                                                              ------------   -------------

  Net investment income ....................................    1,129,415       1,395,733
                                                              ------------   -------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................   13,015,004       3,266,517
Net realized loss on closed or expired option contracts
  written (note 2) .........................................     (181,637)             --
                                                              ------------   -------------

  Net realized gain on investments .........................   12,833,367       3,266,517
Net change in unrealized appreciation or depreciation of
  investments ..............................................   19,936,662       4,157,249
                                                              ------------   -------------

  Net gain on investments ..................................   32,770,029       7,423,766
                                                              ------------   -------------

    Net increase in net assets resulting from operations ...  $33,899,444    $  8,819,499
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

11                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 GROWTH AND INCOME FUND             BALANCED FUND
                                                              ----------------------------   ---------------------------
                                                               Year Ended      Year Ended     Year Ended     Year Ended
                                                                 9/30/97        9/30/96        9/30/97        9/30/96
                                                              -------------   ------------   ------------   ------------
OPERATIONS:
Net investment income ......................................   $  1,129,415   $  1,078,923   $  1,395,733   $  1,440,045
Net realized gain on investments ...........................     12,833,367      6,012,377      3,266,517      2,867,497
Net change in unrealized appreciation or depreciation of
  investments ..............................................     19,936,662      7,464,585      4,157,249         28,858
                                                              -------------   ------------   ------------   ------------

  Net increase in net assets resulting from operations .....     33,899,444     14,555,885      8,819,499      4,336,400
                                                              -------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................     (1,123,538)    (1,181,927)    (1,402,111)    (1,452,108)
  From net realized gains ..................................     (6,538,320)      (996,506)    (2,554,492)    (1,746,546)
CLASS B:
  From net investment income ...............................         (1,110)            --           (433)            --
  From net realized gains ..................................             --             --             --             --
CLASS Y:
  From net investment income ...............................        (70,694)            --             --             --
  From net realized gains ..................................             --             --             --             --
                                                              -------------   ------------   ------------   ------------
  Total distributions ......................................     (7,733,662)    (2,178,433)    (3,957,036)    (3,198,654)
                                                              -------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................      4,970,887     11,428,192     (1,431,461)       313,697
CLASS B ....................................................        827,747             --         34,648             --
CLASS Y ....................................................     12,692,933             --             --             --
                                                              -------------   ------------   ------------   ------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................     18,491,567     11,428,192     (1,396,813)       313,697
                                                              -------------   ------------   ------------   ------------
  Total increase in net assets .............................     44,657,349     23,805,644      3,465,650      1,451,443

Net assets at beginning of year ............................     97,236,629     73,430,985     45,443,071     43,991,628
                                                              -------------   ------------   ------------   ------------

Net assets at end of year ..................................   $141,893,978   $ 97,236,629   $ 48,908,721   $ 45,443,071
                                                              -------------   ------------   ------------   ------------
                                                              -------------   ------------   ------------   ------------

Undistributed net investment income ........................   $      3,184   $     61,629   $     16,482   $     24,113
                                                              -------------   ------------   ------------   ------------
                                                              -------------   ------------   ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

12                                     1997 Annual Report - Growth and Income
                                     Funds

             Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including Growth and Income Fund and Balanced Fund (the funds). Each fund is classified as a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Growth and Income Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Lower distribution and service fees than Class B

                      CLASS B:
                      - No front-end sales charge

                      - Subject to a contingent deferred sales charge upon redemption

                      - Higher distribution and service fees than Class A

                      - Automatic conversion to Class A shares at the beginning of the sixth calendar year after issuance

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Growth and Income Fund invests primarily in stocks of large, established companies that appear undervalued and potentially offer long-term dividend and earnings growth. The fund may also invest in debt securities including U.S. government securities and nonconvertible preferred stock.

                      Balanced Fund invests in both common stocks and fixed income securities that appear to have some potential for capital appreciation.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued

--------------------------------------------------------------------------------

13                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------
                      according to procedures adopted by the funds' board of directors in good faith at 'fair value', that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from broker-dealers. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------

14                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

                      The number of contracts and premium amounts associated with call option contracts written during the year ended September 30, 1997, for Growth and Income Fund were as follows:

                                               CALL OPTIONS
                                          ----------------------
                                          NUMBER OF    PREMIUM
                                          CONTRACTS     AMOUNT
                                          ---------   ----------
Balance at September 30, 1996 ..........      230     $   55,993
  Opened ...............................       --             --
  Closed ...............................     (230)       (55,993)
                                          ---------   ----------
Balance at September 30, 1997 ..........       --     $       --
                                          ---------   ----------
                                          ---------   ----------

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset value if the funds make such purchases while remaining substantially fully invested. As of September 30, 1997, the funds had no outstanding when-issued or forward-commitments.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" and "straddle" transactions and the non-deductibility of amortization of organization costs.

--------------------------------------------------------------------------------

15                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                          GROWTH AND
                                            INCOME      BALANCED
                                             FUND         FUND
                                          -----------   ---------
Undistributed Net Investment Income ....    $ 7,482       $(820)
Accumulated Net Realized Gains .........    $    --       $ 820
Additional Paid-In Capital .............    $(7,482)      $  --

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared separately for each class and paid quarterly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of the funds. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      ALLOCATION OF INCOME, EXPENSES AND GAINS(LOSSES)
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

--------------------------------------------------------------------------------

16                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1997, were as follows:

                                            GROWTH
                                          AND INCOME    BALANCED
                                             FUND         FUND
                                          -----------  -----------
Purchases ..............................  $66,324,139  $19,789,668
Proceeds from sales ....................  $53,278,300  $23,480,600

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for the funds were as follows:

                                                 YEAR ENDED                YEAR ENDED
                                           SEPTEMBER 30, 1997(A)       SEPTEMBER 30, 1996
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
GROWTH AND INCOME FUND:
CLASS A
  Sales of fund shares .................   2,164,442  $ 33,710,309   1,318,710  $ 18,689,037
  Issued for reinvested
    distributions ......................     483,550     7,152,088     156,296     2,178,416
  Issued in connection with the merger
    of Hercules ........................
  North American Growth and Income Fund
    (Note 6) ...........................          --            --     494,086     7,333,808
  Redemptions of fund shares ...........  (1,460,532)  (23,640,495) (1,183,011)  (16,773,069)
  Redemptions in exchange for Class Y
    shares .............................    (734,641)  (12,251,015)         --            --
                                          ----------  ------------  ----------  ------------
                                             452,819  $  4,970,887     786,081  $ 11,428,192
                                          ----------  ------------  ----------  ------------
CLASS B
  Sales of fund shares .................      51,933  $    869,013
  Issued for reinvested
    distributions ......................          66         1,105
  Redemptions of fund shares ...........      (2,644)      (42,371)
                                          ----------  ------------
                                              49,355  $    827,747
                                          ----------  ------------
CLASS Y
  Sales of fund shares .................     149,097  $  2,539,485
  Sales in exchange from Class A
    shares .............................     734,994    12,251,015
  Issued for reinvested
    distributions ......................       4,142        70,694
  Redemptions of fund shares ...........    (129,873)   (2,168,261)
                                          ----------  ------------
                                             758,360  $ 12,692,933
                                          ----------  ------------

                                                 YEAR ENDED               YEAR ENDED
                                           SEPTEMBER 30, 1997(A)      SEPTEMBER 30, 1996
                                          ------------------------  ----------------------
                                            SHARES       AMOUNT      SHARES      AMOUNT
                                          ----------  ------------  --------  ------------
BALANCED FUND:
CLASS A
  Sales of fund shares .................     819,933  $ 11,658,196   671,093  $  9,367,148
  Issued for reinvested
    distributions ......................     269,167     3,740,957   231,008     3,199,026
  Redemptions of fund shares ...........  (1,170,542)  (16,830,614) (877,520)  (12,252,477)
                                          ----------  ------------  --------  ------------
                                             (81,442) $ (1,431,461)   24,581  $    313,697
                                          ----------  ------------  --------  ------------
CLASS B
  Sales of fund shares .................       2,366  $     34,215
  Issued for reinvested
    distributions ......................          29           433
                                          ----------  ------------
                                               2,395  $     34,648
                                          ----------  ------------

(a) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS B AND CLASS Y.

--------------------------------------------------------------------------------

17                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the year ended September 30, 1997, were as follows:

                                             GROWTH AND INCOME FUND          BALANCED FUND
                                          ----------------------------   ---------------------
                                          CLASS A  CLASS B    CLASS Y     CLASS A     CLASS B
                                          -------  --------   --------   ----------   --------
Front-end sales charges ................  $80,683     $--        $--     $   10,581      $--
Contingent deferred sales charges ......   10,720     --         --           1,879      --
                                          -------    ---        ---      ----------     ---
                                          $91,403     $--        $--     $   12,460      $--
                                          -------    ---        ---      ----------     ---
                                          -------    ---        ---      ----------     ---

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million. For the year ended September 30, 1997, the effective investment management fee paid by the funds was 0.73% and 0.75% on an annual basis for Growth and Income Fund and Balanced Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Class A for the year ended September 30, 1997, are stated below as a percent of average daily net assets attributable to such shares.

                                            GROWTH AND INCOME FUND        BALANCED FUND
                                          ---------------------------   -----------------
                                          CLASS A   CLASS B   CLASS Y   CLASS A   CLASS B
                                          -------   -------   -------   -------   -------
Distribution fee .......................    0.25%     0.75%     --        0.25%     0.75%
Service fee ............................    0.25%     0.25%     --        0.25%     0.25%
                                                                --
                                          -------   -------             -------   -------
Total distribution and service fees ....    0.50%     1.00%     --        0.50%     1.00%
                                                                --
                                                                --
                                          -------   -------             -------   -------
                                          -------   -------             -------   -------
Total distribution and service fees
  after voluntary limitation ...........    0.34%     1.00%     --        0.34%     1.00%
                                                                --
                                                                --
                                          -------   -------             -------   -------
                                          -------   -------             -------   -------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                           GROWTH AND
                                          INCOME FUND    BALANCED FUND
                                          ------------   --------------
Piper Jaffray ..........................     $58,500         $16,141
Piper Trust ............................       2,843          11,429
                                          ------------   --------------
                                             $61,343         $27,570
                                          ------------   --------------
                                          ------------   --------------

--------------------------------------------------------------------------------

18                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ended September 30, 1997, Piper Capital voluntarily limited total fees and expenses for Growth and Income Fund to annual rates of 1.34%, 2.0% and 1.0% of average daily net assets attributable to such shares for Class A, Class B and Class Y, respectively, and for Balanced Fund to annual rates of 1.34% and 2.0% of average daily net assets attributable to such shares for Class A and Class B, respectively.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) MERGER
 ................................
                      On June 21, 1996, the net assets of Hercules North American Growth and Income Fund were acquired in a tax-free merger. Growth and Income Fund issued 494,086 shares in exchange for net assets of $7,333,808 of Hercules North American Growth and Income Fund. Included in the net assets acquired was $1,114,581 in unrealized appreciation. The aggregate net assets of the combined fund following the transaction totaled $96,447,398.

--------------------------------------------------------------------------------

19                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GROWTH AND INCOME FUND

                                                          CLASS A
                                          ----------------------------------------
                                                  Year Ended September 30,
                                          ----------------------------------------
                                           1997     1996     1995    1994    1993
                                          -------  -------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period ...  $ 15.04  $ 12.93  $10.27  $10.30  $10.01
                                          -------  -------  ------  ------  ------
Operations:
  Net investment income ................     0.15     0.18    0.19    0.24    0.24
  Net realized and unrealized gains on
    investments ........................     4.35     2.31    2.70    0.02    0.29
                                          -------  -------  ------  ------  ------
    Total from operations ..............     4.50     2.49    2.89    0.26    0.53
                                          -------  -------  ------  ------  ------
Distributions to shareholders:
  From net investment income ...........    (0.16)   (0.20)  (0.19)  (0.24)  (0.24)
  From net realized gains ..............    (1.01)   (0.18)  (0.04)  (0.05)     --
                                          -------  -------  ------  ------  ------
    Total distributions to
      shareholders .....................    (1.17)   (0.38)  (0.23)  (0.29)  (0.24)
                                          -------  -------  ------  ------  ------
Net asset value, end of period .........  $ 18.37  $ 15.04  $12.93  $10.27  $10.30
                                          -------  -------  ------  ------  ------
                                          -------  -------  ------  ------  ------
SELECTED INFORMATION
Total return (a) .......................    31.87%   19.56%  28.81%   2.53%   5.41%
Net assets at end of period (in
  millions) ............................  $   127  $    97  $   73  $   73  $   96
Ratio of expenses to average daily net
  assets ...............................     1.34%    1.32%   1.32%   1.29%   1.32%
Ratio of net investment income to
  average daily net assets .............     0.90%    1.26%   1.93%   2.26%   2.51%
Average commission rate paid on
  portfolio transactions (b) ...........  $0.0600  $0.0600     n/a     n/a     n/a
Portfolio turnover rate (excluding
  short-term securities) ...............       46%      22%     14%     20%     26%
Ratios before waivers by the adviser and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............     1.52%    1.56%   1.60%   1.62%   1.58%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................     0.72%    1.02%   1.65%   1.93%   2.25%

                                                   CLASS B                     CLASS Y
                                          -------------------------   -------------------------
                                                Period Ended                Period Ended
                                            September 30, 1997(c)       September 30, 1997(c)
                                          -------------------------   -------------------------
PER-SHARE DATA
Net asset value, beginning of period ...           $ 16.14                     $ 16.14
                                                ----------                  ----------
Operations:
  Net investment income ................              0.03                        0.12
  Net realized and unrealized gains on
    investments ........................              2.21                        2.21
                                                ----------                  ----------
    Total from operations ..............              2.24                        2.33
                                                ----------                  ----------
Distributions to shareholders:
  From net investment income ...........             (0.05)                      (0.11)
                                                ----------                  ----------
Net asset value, end of period .........           $ 18.33                     $ 18.36
                                                ----------                  ----------
                                                ----------                  ----------
SELECTED INFORMATION
Total return (a) .......................             13.93%                      14.51%
Net assets at end of period (in
  thousands and millions for Class B and
  Class Y, respectively) ...............           $   905                     $    14
Ratio of expenses to average daily net
  assets ...............................              1.98%(d)                    0.99%(d)
Ratio of net investment income to
  average daily net assets .............              0.04%(d)                    1.12%(d)
Average commission rate paid on
  portfolio transactions (b) ...........           $0.0600                     $0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............                46%                         46%
Ratios before waivers by the adviser:
  Ratio of expenses to average daily net
    assets before waivers ..............              1.98%(d)                    1.00%(d)
  Ratio of net investment income to
    average daily net assets before
    waivers ............................              0.04%(d)                    1.11%(d)

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(c)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(d)  ANNUALIZED.

--------------------------------------------------------------------------------

20                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      BALANCED FUND

                                                          CLASS A
                                          ----------------------------------------
                                                  Year Ended September 30,
                                          ----------------------------------------
                                           1997     1996     1995    1994    1993
                                          -------  -------  ------  ------  ------
PER-SHARE DATA
Net asset value, beginning of period ...  $ 14.08  $ 13.74  $11.81  $12.23  $11.88
                                          -------  -------  ------  ------  ------
Operations:
  Net investment income ................     0.42     0.44    0.47    0.38    0.34
  Net realized and unrealized gains
    (losses) on investments ............     2.26     0.89    1.93   (0.26)   0.65
                                          -------  -------  ------  ------  ------
    Total from operations ..............     2.68     1.33    2.40    0.12    0.99
                                          -------  -------  ------  ------  ------
Distributions to shareholders:
  From net investment income ...........    (0.42)   (0.44)  (0.35)  (0.37)  (0.34)
  From net realized gains ..............    (0.80)   (0.55)  (0.12)  (0.17)  (0.30)
                                          -------  -------  ------  ------  ------
    Total distributions to
      shareholders .....................    (1.22)   (0.99)  (0.47)  (0.54)  (0.64)
                                          -------  -------  ------  ------  ------
Net asset value, end of period .........  $ 15.54  $ 14.08  $13.74  $11.81  $12.23
                                          -------  -------  ------  ------  ------
                                          -------  -------  ------  ------  ------
SELECTED INFORMATION
Total return (a) .......................    20.24%   10.16%  21.78%   1.00%   8.51%
Net assets at end of period (in
  millions) ............................  $    49  $    45  $   44  $   46  $   57
Ratio of expenses to average daily net
  assets ...............................     1.34%    1.32%   1.32%   1.32%   1.32%
Ratio of net investment income to
  average daily net assets .............     2.89%    3.16%   3.54%   3.03%   3.13%
Average commission rate paid on
  portfolio transactions (b) ...........  $0.0600  $0.0600     n/a     n/a     n/a
Portfolio turnover rate (excluding
  short-term securities) ...............       42%      27%     39%     62%     41%
Ratios before waivers by the adviser and
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............     1.73%    1.69%   1.65%   1.60%   1.62%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................     2.50%    2.79%   3.21%   2.75%   2.83%

                                                   CLASS B
                                          -------------------------
                                                Period Ended
                                            September 30, 1997(c)
                                          -------------------------
PER-SHARE DATA
Net asset value, beginning of period ...           $ 14.46
                                                ----------
Operations:
  Net investment income ................              0.20
  Net realized and unrealized gains on
    investments ........................              1.10
                                                ----------
    Total from operations ..............              1.30
                                                ----------
Distributions to shareholders:
  From net investment income ...........             (0.25)
                                                ----------
Net asset value, end of period .........           $ 15.51
                                                ----------
                                                ----------
SELECTED INFORMATION
Total return (a) .......................              9.08%
Net assets at end of period (in
  thousands) ...........................           $    37
Ratio of expenses to average daily net
  assets ...............................              1.99%(d)
Ratio of net investment income to
  average daily net assets .............              2.11%(d)
Average commission rate paid on
  portfolio transactions (b) ...........           $0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............                42%
Ratios before waivers by the adviser:
  Ratio of expenses to average daily net
    assets before waivers ..............              2.11%(d)
  Ratio of net investment income to
    average daily net assets before
    waivers ............................              1.99%(d)

(a) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(b)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(c)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(d)  ANNUALIZED.

--------------------------------------------------------------------------------

21                                     1997 Annual Report - Growth and Income
                                     Funds

                           Investments in Securities
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND                                          September 30, 1997
 .......................................................................................

                                                            Number of          Market
Description of Security                                      Shares          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (98.1%):
  BASIC MATERIALS (8.0%):
    Air Products & Chemicals ............................       21,200      $  1,758,275
    Aluminum Company of America .........................       20,000         1,640,000
    duPont (E.I.) de Nemours & Co. ......................       24,800         1,526,750
    Morton International ................................       42,400         1,505,200
    Phelps Dodge ........................................       25,000         1,940,625
    USX - U.S. Steel Group ..............................       85,000         2,953,750
                                                                            ------------
                                                                              11,324,600
                                                                            ------------
  CAPITAL GOODS AND SERVICES (9.2%):
    AlliedSignal Inc. ...................................       60,000         2,550,000
    Boeing Co. ..........................................       43,000         2,340,812
    General Electric ....................................       60,000         4,083,750
    Minnesota Mining & Manufacturing Co. ................       30,000         2,775,000
    Thomas & Betts ......................................       25,000         1,365,625
                                                                            ------------
                                                                              13,115,187
                                                                            ------------
  CONSUMER DURABLES (4.7%):
    Chrysler Corp. ......................................       50,000         1,840,625
    Ford Motor ..........................................      106,900         4,837,225
                                                                            ------------
                                                                               6,677,850
                                                                            ------------
  CONSUMER NON-DURABLES (8.3%):
    Colgate-Palmolive ...................................       38,000         2,648,125
    General Mills .......................................       33,000         2,274,937
    Philip Morris Co. ...................................       50,000         2,078,125
    Procter & Gamble ....................................       30,000         2,071,875
    Reebok International ................................       55,000(b)      2,677,812
                                                                            ------------
                                                                              11,750,874
                                                                            ------------
  CONSUMER SERVICES (1.3%):
    Carnival Corp. - Class A ............................       40,000         1,850,000
                                                                            ------------
  ENERGY (13.0%):
    Anadarko Petroleum ..................................       30,000         2,154,375
    Baker Hughes Inc. ...................................       78,700         3,443,125
    Exxon Corp. .........................................       60,400         3,869,375
    Mobil Corp. .........................................       16,000         1,184,000
    Schlumberger Ltd. ...................................       39,200         3,300,150
    Texaco Inc. .........................................       50,400         3,096,450
    Transocean Offshore Inc. ............................       30,000         1,438,125
                                                                            ------------
                                                                              18,485,600
                                                                            ------------
  FINANCIAL SERVICES (14.7%):
    American Express ....................................       27,000         2,210,625
    Associates First Capital 'A' ........................       30,000         1,867,500
    BankAmerica Corp. ...................................       50,000         3,665,625
    Chubb Corp. .........................................       40,000         2,842,500
    Federal National Mortgage Association ...............       60,000         2,820,000
    General Re Corp. ....................................       10,000         1,985,000
    Norwest Corp. .......................................       42,900         2,627,625
    U.S. Bancorp ........................................       30,000         2,895,000
                                                                            ------------
                                                                              20,913,875
                                                                            ------------
  HEALTH CARE (8.1%):
    Abbott Laboratories .................................       51,400         3,286,387
    Johnson & Johnson ...................................       45,000         2,593,125
    Medtronic, Inc. .....................................       27,400         1,287,800

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Merck & Co., Inc. ...................................       30,800      $  3,078,075
    St. Jude Medical ....................................       35,000(b)      1,227,188
                                                                            ------------
                                                                              11,472,575
                                                                            ------------
  RETAIL TRADE (6.1%):
    Dayton Hudson .......................................       26,700         1,600,331
    Home Depot ..........................................       24,900         1,297,913
    Limited Inc. ........................................      120,000         2,932,500
    Sears, Roebuck ......................................       50,000         2,846,875
                                                                            ------------
                                                                               8,677,619
                                                                            ------------
  TECHNOLOGY (13.0%):
    Cisco Systems, Inc. .................................       20,000(b)      1,461,250
    Compaq Computer .....................................       37,500(b)      2,803,125
    EMC Corp. ...........................................       25,000(b)      1,459,375
    Hewlett-Packard Co. .................................       45,000         3,130,313
    Intel Corp. .........................................       40,000         3,692,500
    International Business Machines Corp. ...............       35,000         3,707,813
    Sensormatic Electronics .............................      150,000         2,118,750
                                                                            ------------
                                                                              18,373,126
                                                                            ------------
  TRANSPORTATION (2.0%):
    Burlington Northern Santa Fe ........................       28,700         2,773,138
                                                                            ------------
  UTILITIES (9.7%):
    AirTouch Communications .............................      100,000(b)      3,543,750
    BellSouth Corp. .....................................       47,000         2,173,750
    Enron ...............................................       57,800         2,225,300
    FPL Group ...........................................       60,000         3,075,000
    GTE Corp. ...........................................       60,000         2,722,500
                                                                            ------------
                                                                              13,740,300
                                                                            ------------

      Total Common Stock
        (cost: $92,468,918)  ............................                    139,154,744
                                                                            ------------
SHORT-TERM SECURITIES (3.5%):
    Repurchase agreement with Goldman Sachs, acquired on
      9/30/97, interest of $857, 6.15%, 10/1/97
      (cost: $5,019,000) ................................  $ 5,019,000(c)      5,019,000
                                                                            ------------

      Total Investments in Securities (d)
        (cost: $97,487,918)  ............................                    144,173,744
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(d) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $97,487,918. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 47,066,524
      GROSS UNREALIZED DEPRECIATION ......      (380,698)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 46,685,824
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

22                                     1997 Annual Report - Growth and Income
                                     Funds

                           Investments in Securities
--------------------------------------------------------------------------------

BALANCED FUND                                                   September 30, 1997
 .......................................................................................

                                                            Number of          Market
Description of Security                                      Shares          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (51.9%):
  BASIC MATERIALS (4.4%):
      Air Products & Chemicals ..........................        5,000      $    414,687
      Aluminum Company of America .......................        6,000           492,000
      duPont (E.I.) de Nemours & Co. ....................        4,000           246,250
      Morton International ..............................       10,000           355,000
      Phelps Dodge ......................................        4,000           310,500
      USX - U.S. Steel Group ............................       10,000           347,500
                                                                            ------------
                                                                               2,165,937
                                                                            ------------
  CAPITAL GOODS AND SERVICES (5.0%):
      AlliedSignal Inc. .................................       16,000           680,000
      Boeing Co. ........................................        8,600           468,162
      General Electric ..................................        9,000           612,562
      Minnesota Mining & Manufacturing Co.                       4,500           416,250
      Thomas & Betts ....................................        5,000           273,125
                                                                            ------------
                                                                               2,450,099
                                                                            ------------
  CONSUMER DURABLES (1.9%):
      Ford Motor ........................................       11,400           515,850
      General Motors ....................................        6,400           428,400
                                                                            ------------
                                                                                 944,250
                                                                            ------------
  CONSUMER NON-DURABLES (3.9%):
      Coca-Cola Co. .....................................        4,100           249,844
      Colgate-Palmolive .................................        3,000           209,062
      Philip Morris Co. .................................        7,200           299,250
      Procter & Gamble ..................................        9,400           649,187
      Reebok International ..............................       10,000           486,875
                                                                            ------------
                                                                               1,894,218
                                                                            ------------
  CONSUMER SERVICES (0.9%):
      Carnival Corp. - Class A ..........................       10,000           462,500
                                                                            ------------
  ENERGY (7.3%):
      Anadarko Petroleum ................................        4,000           287,250
      Baker Hughes Inc. .................................       15,000           656,250
      Exxon Corp. .......................................        8,400           538,125
      Schlumberger Ltd. .................................       12,600         1,060,762
      Texaco Inc. .......................................        9,000           552,937
      Transocean Offshore Inc. ..........................       10,000           479,375
                                                                            ------------
                                                                               3,574,699
                                                                            ------------
  FINANCIAL SERVICES (7.7%):
      American International Group ......................        3,750           386,953
      Associates First Capital 'A' ......................        6,300           392,175
      BankAmerica Corp. .................................        8,448           619,344
      Federal National Mortgage Association                     20,800           977,600
      Norwest Corp. .....................................       16,700         1,022,875
      U.S. Bancorp ......................................        4,000           386,000
                                                                            ------------
                                                                               3,784,947
                                                                            ------------
  HEALTH CARE (4.9%):
      Johnson & Johnson .................................        8,600           495,575
      Medtronic, Inc. ...................................       13,600           639,200
      Merck & Co., Inc. .................................        9,000           899,438

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      St. Jude Medical ..................................       10,000(b)   $    350,625
                                                                            ------------
                                                                               2,384,838
                                                                            ------------
  RETAIL TRADE (3.5%):
      Gap Inc. ..........................................       11,800           590,738
      Home Depot ........................................        8,400           437,850
      Sears, Roebuck ....................................       12,000           683,250
                                                                            ------------
                                                                               1,711,838
                                                                            ------------
  TECHNOLOGY (7.2%):
      Cabletron Systems .................................        7,500(b)        240,000
      Cisco Systems, Inc. ...............................        3,600(b)        263,025
      Compaq Computer ...................................        5,750(b)        429,813
      EMC Corp. .........................................        4,000(b)        233,500
      Hewlett-Packard Co. ...............................        7,000           486,938
      Intel Corp. .......................................        5,600           516,950
      International Business Machines Corp. .                    5,000           529,688
      Lucent Technologies ...............................        2,916           237,290
      Oracle Corp. ......................................        7,500(b)        273,281
      Sensormatic Electronics ...........................       21,000           296,625
                                                                            ------------
                                                                               3,507,110
                                                                            ------------
  TRANSPORTATION (1.4%):
      Burlington Northern Santa Fe ......................        6,900           666,713
                                                                            ------------
  UTILITIES (3.8%):
      AirTouch Communications ...........................       21,500(b)        761,906
      BellSouth Corp. ...................................        8,000           370,000
      Enron .............................................        9,100           350,350
      GTE Corp. .........................................        8,000           363,000
                                                                            ------------
                                                                               1,845,256
                                                                            ------------

        Total Common Stock
          (cost: $14,739,131)  ..........................                     25,392,405
                                                                            ------------

CORPORATE BONDS (14.3%):
  CONSUMER DURABLES (0.9%):
      Ford Holdings, 9.25%, 3/1/00 ......................  $   400,000           427,376
                                                                            ------------
  CONSUMER SERVICES (2.2%):
      MCI Communications, 7.13%, 6/15/27                       500,000           528,100
      Time Warner Inc., 8.88%, 10/1/12 ..................      500,000           569,460
                                                                            ------------
                                                                               1,097,560
                                                                            ------------
  FINANCIAL SERVICES (7.8%):
      American Express Credit Corporation, 7.38%,
        2/1/99 ..........................................      400,000           407,768
      Aon Corp., 6.88%, 10/1/99 .........................      450,000           455,971
      BankAmerica Corp., 8.38%, 3/15/02 .................      480,000           515,789
      General Motors Acceptance Corp., 8.50%, 1/1/03 ....      500,000           545,215
      Heller Financial, 9.13%, 8/1/99 ...................      300,000           315,420
      Lehman Brothers, floating rate, 7.36%, 12/15/03 ...      650,000(d)        670,963
      Morgan Stanley Group Inc., 8.10%, 6/24/02 .........      500,000           533,145
      NationsBank Corp., 5.38%, 4/15/00 .................      400,000           392,752
                                                                            ------------
                                                                               3,837,023
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

23                                     1997 Annual Report - Growth and Income
                                     Funds

--------------------------------------------------------------------------------

BALANCED FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  TRANSPORTATION (1.3%):
      Boeing Co., 8.75%, 9/15/31 ........................  $   500,000      $    616,860
                                                                            ------------
  UTILITIES (2.1%):
      Korea Electric Power ADS, 6.38%, 12/1/03 ..........      500,000           480,685
      Pennsylvania Power and Light, 7.70%, 10/1/09 ......      500,000           542,405
                                                                            ------------
                                                                               1,023,090
                                                                            ------------

        Total Corporate Bonds
          (cost: $6,691,750)  ...........................                      7,001,909
                                                                            ------------

U.S. GOVERNMENT AND AGENCY SECURITIES (28.8%):
  GOVERNMENT TRUST CERTIFICATES (0.7%):
      9.25%, Government Trust Certificate, 11/15/01 .....      293,241           312,824
                                                                            ------------
  U.S. AGENCY DEBENTURES (5.2%):
      5.94%, FHLMC, 9/21/99 .............................    1,000,000         1,001,480
      7.40%, FNMA, 7/1/04 ...............................      500,000           530,395
      6.63%, FNMA, 3/21/06 ..............................    1,000,000         1,017,000
                                                                            ------------
                                                                               2,548,875
                                                                            ------------
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (8.6%):
    ADJUSTABLE RATE (2.1%):
      6.99%, FHLMC, Series 1435, Class FA, LIBOR,
        12/15/22 ........................................      586,622(d)        595,562
      7.44%, FNMA, 4/1/18 ...............................      429,578(d)        445,678
                                                                            ------------
                                                                               1,041,240
                                                                            ------------
    FIXED RATE (6.5%):
      6.50%, FHLMC, 9/1/25 ..............................      380,040           372,555
      6.50%, FHLMC, 1/1/01 ..............................      471,211           478,425
      8.00%, FHLMC, 11/1/24 .............................      810,023           839,087
      6.50%, FHLMC, Series 1056, Class KB, 3/15/01 ......      366,436           368,041
      6.00%, FNMA, 4/1/09 ...............................      736,214           724,479
      6.00%, FNMA, 3/1/03 ...............................      352,472           349,388
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....       31,339            31,943
                                                                            ------------
                                                                               3,163,918
                                                                            ------------
  U.S. GOVERNMENT SECURITIES (14.3%):
      8.50%, U. S. Treasury Bond, 2/15/20 ...............    1,000,000         1,236,850
      7.63%, U. S. Treasury Bond, 11/15/22                   1,500,000         1,710,660
      5.88%, U. S. Treasury Note, 2/15/04 ...............    1,000,000           989,550
      6.25%, U. S. Treasury Note, 10/31/01                   1,000,000         1,009,700
      7.25%, U.S. Treasury Note, 8/15/04 ................    1,000,000         1,063,580
      5.88%, U.S. Treasury Note, 6/30/00 ................      500,000           500,365
      6.35%, U.S. Treasury Strip, 2/15/15 ...............    1,500,000(c)        488,265
                                                                            ------------
                                                                               6,998,970
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $13,528,387)  ..........................                     14,065,827
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (2.6%):
  FIXED RATE (2.6%):
      6.40%, Capstead Securities Corporation, Series
        1993-D, Class D2, 7/25/23 .......................  $   233,300      $    230,456
      8.50%, Residential Funding Mortgage Securities,
        Series 1993-S26, Class A17, 6/25/09 .............      900,000           936,261
      9.30%, Security Pacific National Bank, Series
        1989-A, Class 7, 8/25/19 ........................      124,585           124,741
                                                                            ------------
                                                                               1,291,458
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $1,281,011)  ...........................                      1,291,458
                                                                            ------------

ASSET-BACKED SECURITIES (1.6%):
      Citibank Credit Card Master Trust I, Series 1997-7,
        Class A, 6.35%, 8/15/02 .........................      500,000           502,700
      General Motors Acceptance Corp., Series 1994-A,
        Grantor Trust, 6.30%, 6/15/99 ...................      127,280           127,875
      Premier Auto Trust, Series 1993-6, Class A2, 4.65%,
        11/2/99 .........................................      139,909           139,232
                                                                            ------------

        Total Asset-Backed Securities
          (cost: $766,058)  .............................                        769,807
                                                                            ------------

SHORT-TERM SECURITIES (0.3%):
      Repurchase agreement with Goldman Sachs, acquired
        on 9/30/97, interest of $24, 6.15%, 10/1/97
        (cost: $142,000) ................................      142,000(e)        142,000
                                                                            ------------

        Total Investments in Securities (f)
          (cost: $37,148,337)  ..........................                   $ 48,663,406
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(d)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         ADJUSTABLE OR FLOATING RATE - REPRESENTS SECURITIES THAT PAY INTEREST
           AT RATES THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1997.
(e) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(f) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES, FOR FEDERAL INCOME TAX PURPOSES WAS $37,151,515. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 11,720,369
      GROSS UNREALIZED DEPRECIATION ......      (208,478)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 11,511,891
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

24                                     1997 Annual Report - Growth and Income
                                     Funds

             Independent Auditors' Report
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Growth and Income Fund and Balanced Fund (funds within Piper Funds Inc.) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights for each of the years in the five-year period ended September 30, 1997. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Growth and Income Fund and Balanced Fund as of September 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 7, 1997

--------------------------------------------------------------------------------

25                                     1997 Annual Report - Growth and Income
                                     Funds

             Federal Income Tax Information
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, 100% AND 29.42% QUALIFYING FOR DEDUCTION BY CORPORATIONS, RESPECTIVELY)

                                           GROWTH AND INCOME FUND     BALANCED FUND
                                          -------------------------  ----------------
PAYABLE DATE                              CLASS A  CLASS B  CLASS Y  CLASS A  CLASS B
----------------------------------------  -------  -------  -------  -------  -------
23-Dec-96 ..............................  $0.0800  $    --  $    --  $0.1300  $    --
24-Mar-97 ..............................   0.0301   0.0284   0.0346   0.0886   0.0848
16-Jun-97 ..............................   0.0328   0.0237   0.0452   0.0932   0.0815
29-Sep-97 ..............................   0.0142       --   0.0321   0.1080   0.0819
                                          -------  -------  -------  -------  -------
Total ..................................  $0.1571  $0.0521  $0.1119  $0.4198  $0.2482
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------

                      SHORT-TERM GAINS (TAXABLE AS ORDINARY DIVIDENDS)

                                           GROWTH AND INCOME FUND     BALANCED FUND
                                          -------------------------  ----------------
PAYABLE DATE                              CLASS A  CLASS B  CLASS Y  CLASS A  CLASS B
----------------------------------------  -------  -------  -------  -------  -------
22-Oct-96 ..............................  $0.2433  $    --  $    --  $    --  $    --
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------

                      LONG-TERM GAINS (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                                           GROWTH AND INCOME FUND     BALANCED FUND
                                          -------------------------  ----------------
PAYABLE DATE                              CLASS A  CLASS B  CLASS Y  CLASS A  CLASS B
----------------------------------------  -------  -------  -------  -------  -------
22-Oct-96 ..............................  $0.7660  $    --  $    --  $0.7950  $    --
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------

--------------------------------------------------------------------------------

26                                     1997 Annual Report - Growth and Income
                                     Funds

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.


--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS
You may become a shareholder in Piper Funds class A shares or class B shares with an initial investment of $250 or more. Class Y shares have a minimum initial investment of $1 million. Add to your existing investment with any amount, at any time.

AUTOMATIC MONTHLY INVESTMENT PROGRAMS
To purchase shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan or other financial institution. Or, transfer $25 or more per month from any of the Piper money market funds.*

RECEIVING DIVIDENDS AND OTHER DISTRIBUTIONS
Dividend and capital gains distributions may be reinvested in additional shares of the fund you own, invested in shares of a different Piper fund offered in your state, or distributed in cash. Any reinvestments must be in the same class of shares.

REDUCING THE CLASS A FRONT-END SALES CHARGE
You may reduce, or even eliminate, the class A front-end sales charge if: your initial investment exceeds a specified amount, your investment combined with the value of your existing Piper Funds investments (or a related account's investments) exceeds a specified amount or if your investments combined during a 13-month period exceed a specified amount. See your prospectus for details.

EXCHANGING SHARES
If your investment goals or your financial needs change, you may move from one Piper fund to the same class of another Piper fund, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge, you must pay the difference.

TAKING SYSTEMATIC WITHDRAWALS
If your account has a value of $5,000 or more, you may make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis.

REINVESTING AFTER A SALE
If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If you sell class B shares (or other shares subject to a CDSC) and elect to reinvest within 30 days, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

ACCOUNT STATEMENTS
Whenever you add to or withdraw from your account, you will receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gains distributions, if any, also appear on your statement.

* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

--------------------------------------------------------------------------------

                                27  1997 Annual Report - Growth and Income Funds

GLOSSARY OF TERMS***

ASSET ALLOCATION
Asset allocation is the process of dividing investment funds among categories of assets, such as cash equivalents, stocks, bonds, and such tangible assets as real estate, precious metals and collectables. The term also applies to subcategories such as government, municipal and corporate bonds, and industry groupings of common stocks. Asset allocation affects both risk and return and is a central concept in personal financial planning and investment management.

CORRECTION
Reverse movement, usually downward, in the price of a stock.

DIVIDEND YIELD
The annual percentage rate of return paid on a stock in the form of dividends.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an AGGRESSIVE EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a DEFENSIVE EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as its benchmark.

MARKET CAPITALIZATION
The value of a company determined by multiplying the number of outstanding shares by the current market price of a share.

OVERWEIGHT OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

SECTOR
Refers to a particular group of stocks, usually in one industry.

UNDERWEIGHT OR UNDERWEIGHTING
In portfolio management, underweighting means a fund's portfolio contains a lower percentage of a certain sector than its benchmark.


VALUED OR VALUATION
The determined or estimated value of a particular stock.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.


--------------------------------------------------------------------------------

                                28  1997 Annual Report - Growth and Income Funds

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.
JAYE F. DYER, President, Dyer Management Company
WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated
KAROL D. EMMERICH, President, The Paraclete Group
LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.
DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.
GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board
PAUL A. DOW, President
ROBERT H. NELSON, Vice President and Treasurer
SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

TRANSFER AND DIVIDEND DISBURSING AGENTS
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
1004 Baltimore, Kansas City, MO  64105-1614
PIPER JAFFRAY INC.
222 South Ninth Street, Minneapolis, MN 55402-3804
PIPER TRUST COMPANY
222 South Ninth Street, Minneapolis, MN 55402-3804

CUSTODIAN AND ACCOUNTING AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO  64105-1307
INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402
LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402


FOR MORE INFORMATION



BY PHONE [GRAPHIC]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.


ON-LINE  [GRAPHIC]

http://www.piperjaffray.com/

GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund

U.S. GROWTH FUNDS
--------------------------------------------------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
Growth and Income Fund
Balanced Fund

Portfolios composed of quality stocks and bonds offer the potential for both investment income and capital appreciation, considered a valuable combination by many investors.

INCOME FUNDS
--------------------------------------------------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund



TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

CASH MANAGEMENT FUNDS*
--------------------------------------------------------------------------------
Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information, including prospectuses, about the Piper Funds or call Mutual Fund Services at 800 866-7778. Please read the prospectuses carefully before investing or sending money.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

#10300    11/1997    266-97


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MINNEAPOLIS, MN 55402-3804



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